Fourth Quarter 2013

Statistical Supplement

unum GROUP®

Unum Group
Statistical Supplement Fourth Quarter 2013

 TABLE OF CONTENTS
(dollars in millions, except share data and where noted)
Interim Results are Unaudited

Unum Group Financial Highlights

	Three Months Ended		Year Ended
	12/31/2013	12/31/2012	12/31/2013	12/31/2012	12/31/2011
Consolidated U.S. GAAP Results¹

Premium Income	$1,890.7	$1,937.2	$7,624.7	$7,716.1	$7,514.2

Operating Revenue	$2,576.9	$2,633.6	$10,347.0	$10,459.2	$10,282.9
Net Realized Investment Gain (Loss)	9.3	24.6	6.8	56.2	(4.9)

Revenue	$2,586.2	$2,658.2	$10,353.8	$10,515.4	$10,278.0

Net Income	$221.2	$233.9	$858.1	$894.4	$284.2
Net Income Per Share:
Basic	$0.85	$0.86	$3.24	$3.18	$0.94
Assuming Dilution	$0.84	$0.85	$3.23	$3.17	$0.94

Operating Return on Equity
Unum US	13.7%	13.5%	13.6%	13.8%	13.9%
Unum UK	19.3%	12.3%	14.0%	12.2%	20.3%
Colonial Life	15.9%	16.4%	16.5%	16.8%	17.7%
Core Operating Segments	14.7%	13.9%	14.2%	14.1%	15.4%
Consolidated	11.2%	12.2%	11.4%	12.3%	12.2%

Assets			$59,403.6	$62,236.1	$59,555.2
Stockholders' Equity			$8,659.1	$8,612.6	$8,169.7

Traditional U.S. Life Insurance Companies' Statutory Results²
After-tax Operating Income	$135.6	$196.6	$679.6	$649.8	$664.0
Unclaimed Death Benefits Reserve Increase, After Tax	(62.1)	—	(62.1)	—	—

Net Gain from Operations, After Tax	73.5	196.6	617.5	649.8	664.0
Net Realized Loss, After Tax	(6.5)	(9.1)	(33.0)	(25.3)	(21.1)

Net Income	$67.0	$187.5	$584.5	$624.5	$642.9

Capital and Surplus			$3,450.5	$3,426.5	$3,461.3

Weighted Average Risk-based Capital Ratio			405%	396%	405%
1 Generally Accepted Accounting Principles
2 Our traditional U.S. life insurance companies are Provident Life and Accident Insurance Company, Unum Life Insurance Company of America, The Paul Revere Life Insurance Company, Colonial Life & Accident Insurance Company, Provident Life and Casualty Insurance Company, First Unum Life Insurance Company, and The Paul Revere Variable Annuity Insurance Company.

Unum Group Capital Metrics

	12/31/2013		12/31/2012		12/31/2011		12/31/2010
	(in millions)	per share	(in millions)	per share	(in millions)	per share	(in millions)	per share
Book Value
Total Stockholders' Equity, As Reported	$8,659.1	$33.30	$8,612.6	$31.87	$8,169.7	$27.91	$8,484.9	$26.80
Net Unrealized Gain on Securities	135.7	0.52	873.5	3.23	614.8	2.11	416.1	1.31
Net Gain on Cash Flow Hedges	396.3	1.52	401.6	1.48	408.7	1.39	361.0	1.14
Subtotal	8,127.1	31.26	7,337.5	27.16	7,146.2	24.41	7,707.8	24.35
Foreign Currency Translation Adjustment	(47.1)	(0.18)	(72.6)	(0.26)	(117.6)	(0.41)	(107.1)	(0.34)
Subtotal	8,174.2	31.44	7,410.1	27.42	7,263.8	24.82	7,814.9	24.69
Unrecognized Pension and Postretirement Benefit Costs	(229.9)	(0.88)	(574.5)	(2.13)	(444.1)	(1.51)	(318.6)	(1.00)
Total Stockholders' Equity, Excluding Accumulated Other Comprehensive Income (AOCI)	$8,404.1	$32.32	$7,984.6	$29.55	$7,707.9	$26.33	$8,133.5	$25.69

Dividends Paid	$146.5	$0.550	$133.8	$0.470	$121.0	$0.395	$114.8	$0.350

	Three Months Ended		Year Ended
	12/31/2013	12/31/2012	12/31/2013	12/31/2012	12/31/2011
Shares Repurchased (millions)	1.4	5.0	11.2	23.6	25.4
Cost of Shares Repurchased (millions)(1)	$50.1	$100.1	$318.6	$500.6	$619.9
Price (UNM closing price on last trading day of period)			$35.08	$20.82	$21.07

Leverage Ratio	23.0%	25.3%	23.5%

Holding Company Cash and Marketable Securities	$514	$805	$756

(1) Includes commissions of $0.2 million, $0.6 million, and $0.3 million for the years ended December 31, 2013, 2012, and 2011, respectively, and $0.1 million and $0.2 million for the three months ended December 31, 2013 and 2012, respectively.

Unum Group Ratings

	AM Best	Fitch	Moody's	S&P
Issuer Credit Ratings	bbb (Good)	BBB (Good)	Baa2 (Adequate)	BBB (Adequate)

Financial Strength Ratings
Provident Life and Accident	A (Excellent)	A (Strong)	A2 (Good)	A (Strong)
Unum Life of America	A (Excellent)	A (Strong)	A2 (Good)	A (Strong)
Colonial Life & Accident	A (Excellent)	A (Strong)	A2 (Good)	A (Strong)
Paul Revere Life	A (Excellent)	A (Strong)	A2 (Good)	A (Strong)
Unum Limited	Not Rated	Not Rated	Not Rated	A- (Strong)

Unum Group Consolidated Statements of Income

	Three Months Ended		Year Ended
	12/31/2013	12/31/2012	12/31/2013	12/31/2012	12/31/2011
Revenue
Premium Income	$1,890.7	$1,937.2	$7,624.7	$7,716.1	$7,514.2
Net Investment Income	629.4	643.0	2,492.1	2,515.2	2,519.6
Net Realized Investment Gain (Loss)	9.3	24.6	6.8	56.2	(4.9)
Other Income	56.8	53.4	230.2	227.9	249.1
Total Revenue	2,586.2	2,658.2	10,353.8	10,515.4	10,278.0

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	1,643.8	1,689.2	6,595.7	6,722.2	7,209.5
Commissions	227.9	226.4	909.5	917.2	879.2
Interest and Debt Expense - Non-recourse Debt	2.0	2.8	8.5	11.5	11.5
Interest and Debt Expense - All Other Debt	35.6	35.3	140.9	133.9	131.8
Deferral of Acquisition Costs	(117.5)	(119.7)	(466.8)	(467.3)	(442.5)
Amortization of Deferred Acquisition Costs	95.2	93.1	418.9	378.7	365.7
Impairment of Deferred Acquisition Costs	—	—	—	—	196.0
Other Expenses	393.4	408.4	1,541.9	1,569.7	1,593.5
Total Benefits and Expenses	2,280.4	2,335.5	9,148.6	9,265.9	9,944.7

Income Before Income Tax	305.8	322.7	1,205.2	1,249.5	333.3
Income Tax Expense	84.6	88.8	347.1	355.1	49.1

Net Income	$221.2	$233.9	$858.1	$894.4	$284.2

Average Weighted Shares Outstanding
Basic	261.1	273.4	264.7	281.4	302.4
Assuming Dilution	262.6	273.6	265.9	281.8	303.6

Actual Number of Shares Outstanding			260.0	270.2	292.7

Unum Group Sales Data for Unum US Segment

	Three Months Ended			Year Ended
	12/31/2013	12/31/2012	% Change	12/31/2013	12/31/2012	12/31/2011
Sales by Product
Group Disability and Group Life and AD&D
Group Long-term Disability	$83.7	$86.8	(3.6)%	$173.3	$182.2	$165.0
Group Short-term Disability	54.6	46.3	17.9	101.9	97.4	84.9
Group Life and AD&D	100.6	94.8	6.1	199.4	207.5	202.9
Subtotal	238.9	227.9	4.8	474.6	487.1	452.8
Supplemental and Voluntary
Individual Disability - Recently Issued	15.6	12.2	27.9	52.2	57.0	55.6
Voluntary Benefits	40.4	41.1	(1.7)	218.8	216.4	198.9
Subtotal	56.0	53.3	5.1	271.0	273.4	254.5
Total Sales	$294.9	$281.2	4.9	$745.6	$760.5	$707.3

Sales by Market Sector
Group Disability and Group Life and AD&D
Core Market (< 2,000 lives)	$154.4	$141.1	9.4%	$324.4	$334.9	$322.1
Large Case Market	84.5	86.8	(2.6)	150.2	152.2	130.7
Subtotal	238.9	227.9	4.8	474.6	487.1	452.8
Supplemental and Voluntary	56.0	53.3	5.1	271.0	273.4	254.5
Total Sales	$294.9	$281.2	4.9	$745.6	$760.5	$707.3

Unum Group Sales Data for Unum UK Segment

	Three Months Ended			Year Ended
(in millions of dollars)	12/31/2013	12/31/2012	% Change	12/31/2013	12/31/2012	12/31/2011
Sales by Product
Group Long-term Disability	$15.5	$16.1	(3.7)%	$50.5	$51.2	$47.8
Group Life	4.0	5.3	(24.5)	21.4	38.0	43.8
Supplemental	0.9	0.9	—	3.9	4.9	8.6
Total Sales	$20.4	$22.3	(8.5)	$75.8	$94.1	$100.2

Sales by Market Sector
Group Long-term Disability and Group Life
Core Market (< 500 lives)	$11.1	$7.9	40.5%	$38.9	$38.7	$37.5
Large Case Market	8.4	13.5	(37.8)	33.0	50.5	54.1
Subtotal	19.5	21.4	(8.9)	71.9	89.2	91.6
Supplemental	0.9	0.9	—	3.9	4.9	8.6
Total Sales	$20.4	$22.3	(8.5)	$75.8	$94.1	$100.2

(in millions of pounds)
Sales by Product
Group Long-term Disability	£9.6	£10.1	(5.0)%	£32.2	£32.3	£29.8
Group Life	2.5	3.3	(24.2)	13.7	24.1	27.5
Supplemental	0.5	0.5	—	2.5	3.1	5.4
Total Sales	£12.6	£13.9	(9.4)	£48.4	£59.5	£62.7

Sales by Market Sector
Group Long-term Disability and Group Life
Core Market (< 500 lives)	£7.0	£5.0	40.0%	£24.9	£24.4	£23.4
Large Case Market	5.1	8.4	(39.3)	21.0	32.0	33.9
Subtotal	12.1	13.4	(9.7)	45.9	56.4	57.3
Supplemental	0.5	0.5	—	2.5	3.1	5.4
Total Sales	£12.6	£13.9	(9.4)	£48.4	£59.5	£62.7

5. 1

Unum Group Sales Data for Colonial Life Segment

	Three Months Ended			Year Ended
	12/31/2013	12/31/2012	% Change	12/31/2013	12/31/2012	12/31/2011
Sales by Product
Accident, Sickness, and Disability	$89.6	$78.2	14.6%	$238.2	$233.0	$242.9
Life	25.1	23.1	8.7	68.1	67.3	65.5
Cancer and Critical Illness	25.1	25.3	(0.8)	61.3	61.6	57.5
Total Sales	$139.8	$126.6	10.4	$367.6	$361.9	$365.9

Sales by Market Sector
Commercial
Core Market (< 1,000 lives)	$84.1	$79.7	5.5%	$246.0	$248.3	$248.0
Large Case Market	26.9	19.1	40.8	49.0	40.9	43.9
Subtotal	111.0	98.8	12.3	295.0	289.2	291.9
Public Sector	28.8	27.8	3.6	72.6	72.7	74.0
Total Sales	$139.8	$126.6	10.4	$367.6	$361.9	$365.9

5. 2

Unum Group Consolidated Balance Sheets

	December 31
	2013	2012
Assets
Investments
Fixed Maturity Securities	$42,344.4	$44,973.0
Mortgage Loans	1,815.1	1,712.7
Policy Loans	3,276.0	3,133.8
Other Long-term Investments	566.0	625.0
Short-term Investments	913.4	1,460.3
Total Investments	48,914.9	51,904.8

Other Assets
Cash and Bank Deposits	94.1	77.3
Accounts and Premiums Receivable	1,647.8	1,632.6
Reinsurance Recoverable	4,806.5	4,842.6
Accrued Investment Income	700.2	694.6
Deferred Acquisition Costs	1,829.2	1,755.5
Goodwill	200.9	201.7
Property and Equipment	511.9	501.6
Income Tax Receivable	50.3	—
Other Assets	647.8	625.4
Total Assets	$59,403.6	$62,236.1

Liabilities
Policy and Contract Benefits	$1,511.0	$1,484.6
Reserves for Future Policy and Contract Benefits	43,099.1	44,694.4
Unearned Premiums	413.8	426.7
Other Policyholders’ Funds	1,658.4	1,644.9
Income Tax Payable	—	54.2
Deferred Income Tax	144.3	269.4
Short-term Debt	76.5	455.8
Long-term Debt - Non-recourse	440.0	562.5
Long-term Debt - All Other	2,172.0	2,192.9
Other Liabilities	1,229.4	1,838.1
Total Liabilities	50,744.5	53,623.5

Stockholders’ Equity
Common Stock	36.1	36.0
Additional Paid-in Capital	2,634.1	2,607.7
Accumulated Other Comprehensive Income	255.0	628.0
Retained Earnings	8,083.2	7,371.6
Treasury Stock	(2,349.3)	(2,030.7)
Total Stockholders’ Equity	8,659.1	8,612.6
Total Liabilities and Stockholders’ Equity	$59,403.6	$62,236.1

Unum Group Deferred Acquisition Costs by Segment

	Unum US	Unum UK	Colonial Life	Closed Block	Consolidated
Balances at December 31, 2010	$943.7	$41.0	$628.0	$203.4	$1,816.1
Capitalized	220.3	15.4	203.1	3.7	442.5
Amortized	(188.1)	(15.3)	(151.2)	(11.1)	(365.7)
Impairment of Deferred Acquisition Costs	—	—	—	(196.0)	(196.0)
Adjustment Related to Unrealized Investment Losses	(4.1)	—	(15.5)	—	(19.6)
Foreign Currency	—	(0.2)	—	—	(0.2)
Balances at December 31, 2011	971.8	40.9	664.4	—	1,677.1
Capitalized	249.2	11.8	206.3	—	467.3
Amortized	(196.5)	(15.7)	(166.5)	—	(378.7)
Adjustment Related to Unrealized Investment Losses	(0.2)	—	(11.8)	—	(12.0)
Foreign Currency	—	1.8	—	—	1.8
Balances at December 31, 2012	1,024.3	38.8	692.4	—	1,755.5
Capitalized	252.0	9.8	205.0	—	466.8
Amortized	(230.0)	(14.7)	(174.2)	—	(418.9)
Adjustment Related to Unrealized Investment Gains	5.2	—	20.2	—	25.4
Foreign Currency	—	0.4	—	—	0.4
Balances at December 31, 2013	$1,051.5	$34.3	$743.4	$—	$1,829.2

6. 1

Unum Group Balance Sheets by Segment - December 31, 2013

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum UK	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$9,485.0	$2,478.2	$4,005.7	$15,968.9	$3,413.1	$2,487.6	$25,498.0	$1,547.3	$48,914.9
Deferred Acquisition Costs	55.9	49.9	945.7	1,051.5	34.3	743.4	—	—	1,829.2
Goodwill	1.5	—	187.5	189.0	11.9	—	—	—	200.9
All Other	509.7	204.5	460.7	1,174.9	194.8	251.9	6,066.2	770.8	8,458.6
Total Assets	$10,052.1	$2,732.6	$5,599.6	$18,384.3	$3,654.1	$3,482.9	$31,564.2	$2,318.1	$59,403.6

Liabilities
Reserves and Policyholder Benefits	$8,208.9	$1,689.3	$3,514.0	$13,412.2	$2,940.7	$2,046.9	$28,282.5	$—	$46,682.3
Debt	4.7	—	—	4.7	—	—	455.1	2,228.7	2,688.5
All Other	275.4	65.2	339.3	679.9	66.9	213.2	(87.9)	501.6	1,373.7
Total Liabilities	8,489.0	1,754.5	3,853.3	14,096.8	3,007.6	2,260.1	28,649.7	2,730.3	50,744.5

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,564.3	952.1	1,651.9	4,168.3	622.2	1,147.4	2,698.2	(509.0)	8,127.1
Net Unrealized Gain/Loss on Securities and Net Gain on Cash Flow Hedges	(1.2)	26.0	94.4	119.2	24.3	75.4	216.3	96.8	532.0
Total Allocated Stockholders' Equity	1,563.1	978.1	1,746.3	4,287.5	646.5	1,222.8	2,914.5	(412.2)	8,659.1

Total Liabilities and Allocated Stockholders' Equity	$10,052.1	$2,732.6	$5,599.6	$18,384.3	$3,654.1	$3,482.9	$31,564.2	$2,318.1	$59,403.6

Allocated stockholders' equity is determined on the basis of an internal allocation formula that reflects the volume and risk components of the business and aligns with the Company's target capital levels for regulatory and rating agency purposes. This formula is modified periodically to recognize changes in the views of capital requirements.

6. 2

Unum Group Balance Sheets by Segment - December 31, 2012

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum UK	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$10,088.7	$2,646.6	$4,202.5	$16,937.8	$3,675.2	$2,521.4	$27,498.4	$1,272.0	$51,904.8
Deferred Acquisition Costs	47.4	40.8	936.1	1,024.3	38.8	692.4	—	—	1,755.5
Goodwill	2.5	—	187.5	190.0	11.7	—	—	—	201.7
All Other	646.3	149.4	443.4	1,239.1	250.1	221.1	5,570.8	1,093.0	8,374.1
Total Assets	$10,784.9	$2,836.8	$5,769.5	$19,391.2	$3,975.8	$3,434.9	$33,069.2	$2,365.0	$62,236.1

Liabilities
Reserves and Policyholder Benefits	$8,847.6	$1,749.1	$3,456.7	$14,053.4	$2,821.9	$1,878.2	$29,497.1	$—	$48,250.6
Debt	63.1	—	—	63.1	—	—	564.3	2,583.8	3,211.2
All Other	362.1	123.2	451.3	936.6	112.7	305.9	124.4	682.1	2,161.7
Total Liabilities	9,272.8	1,872.3	3,908.0	15,053.1	2,934.6	2,184.1	30,185.8	3,265.9	53,623.5

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,513.3	913.9	1,688.0	4,115.2	866.4	1,097.7	2,462.6	(1,204.4)	7,337.5
Net Unrealized Gain/Loss on Securities and Net Gain on Cash Flow Hedges	(1.2)	50.6	173.5	222.9	174.8	153.1	420.8	303.5	1,275.1
Total Allocated Stockholders' Equity	1,512.1	964.5	1,861.5	4,338.1	1,041.2	1,250.8	2,883.4	(900.9)	8,612.6

Total Liabilities and Allocated Stockholders' Equity	$10,784.9	$2,836.8	$5,769.5	$19,391.2	$3,975.8	$3,434.9	$33,069.2	$2,365.0	$62,236.1

6. 3

Unum Group Financial Results by Segment

	Three Months Ended			Year Ended
	12/31/2013	12/31/2012	% Change	12/31/2013	12/31/2012	% Change
Premium Income
Unum US	$1,121.3	$1,117.6	0.3%	$4,517.1	$4,456.5	1.4%
Unum UK	137.9	175.5	(21.4)	556.6	694.6	(19.9)
Colonial Life	308.1	301.9	2.1	1,232.2	1,194.5	3.2
Closed Block	323.4	342.2	(5.5)	1,318.8	1,370.5	(3.8)
	1,890.7	1,937.2	(2.4)	7,624.7	7,716.1	(1.2)
Net Investment Income
Unum US	229.7	240.5	(4.5)	929.6	952.3	(2.4)
Unum UK	42.0	50.3	(16.5)	148.5	170.8	(13.1)
Colonial Life	35.1	35.1	—	145.4	138.6	4.9
Closed Block	327.7	317.1	3.3	1,272.3	1,230.5	3.4
Corporate	(5.1)	—	—	(3.7)	23.0	(116.1)
	629.4	643.0	(2.1)	2,492.1	2,515.2	(0.9)
Other Income
Unum US	29.3	31.5	(7.0)	128.3	124.6	3.0
Unum UK	—	—	—	0.1	0.1	—
Colonial Life	0.1	0.1	—	0.2	0.3	(33.3)
Closed Block	22.4	21.2	5.7	93.9	100.1	(6.2)
Corporate	5.0	0.6	N.M.	7.7	2.8	175.0
	56.8	53.4	6.4	230.2	227.9	1.0
Total Operating Revenue
Unum US	1,380.3	1,389.6	(0.7)	5,575.0	5,533.4	0.8
Unum UK	179.9	225.8	(20.3)	705.2	865.5	(18.5)
Colonial Life	343.3	337.1	1.8	1,377.8	1,333.4	3.3
Closed Block	673.5	680.5	(1.0)	2,685.0	2,701.1	(0.6)
Corporate	(0.1)	0.6	(116.7)	4.0	25.8	(84.5)
	$2,576.9	$2,633.6	(2.2)	$10,347.0	$10,459.2	(1.1)

Unum Group Financial Results by Segment

	Three Months Ended			Year Ended
	12/31/2013	12/31/2012	% Change	12/31/2013	12/31/2012	% Change
Benefits and Expenses
Unum US	$1,153.6	$1,177.4	(2.0)%	$4,706.4	$4,686.3	0.4%
Unum UK	144.0	190.8	(24.5)	573.2	734.2	(21.9)
Colonial Life	294.0	268.8	9.4	1,113.0	1,059.1	5.1
Closed Block	646.7	651.7	(0.8)	2,575.6	2,605.6	(1.2)
Corporate	39.7	35.2	12.8	147.5	134.3	9.8
	2,278.0	2,323.9	(2.0)	9,115.7	9,219.5	(1.1)
Income (Loss) Before Income Tax, Net Realized Investment Gain, and Non-operating Retirement-related Loss
Unum US	226.7	212.2	6.8	868.6	847.1	2.5
Unum UK	35.9	35.0	2.6	132.0	131.3	0.5
Colonial Life	49.3	68.3	(27.8)	264.8	274.3	(3.5)
Closed Block	26.8	28.8	(6.9)	109.4	95.5	14.6
Corporate	(39.8)	(34.6)	(15.0)	(143.5)	(108.5)	(32.3)
	298.9	309.7	(3.5)	1,231.3	1,239.7	(0.7)
Income Tax Expense	82.0	84.7	(3.2)	355.7	352.2	1.0

Income Before Net Realized Investment Gain and Non-operating Retirement-related Loss	216.9	225.0	(3.6)	875.6	887.5	(1.3)

Net Realized Investment Gain, Net of Tax	5.8	16.4	(64.6)	3.9	37.1	(89.5)

Non-operating Retirement-related Loss, Net of Tax	(1.5)	(7.5)	80.0	(21.4)	(30.2)	29.1

Net Income	$221.2	$233.9	(5.4)	$858.1	$894.4	(4.1)

7. 1

Unum Group Quarterly Historical Financial Results by Segment

	12/31/13	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11
Premium Income
Unum US	$1,121.3	$1,124.6	$1,131.5	$1,139.7	$1,117.6	$1,111.9	$1,115.0	$1,112.0	$1,083.0
Unum UK	137.9	137.3	137.6	143.8	175.5	175.2	173.2	170.7	169.2
Colonial Life	308.1	309.1	307.9	307.1	301.9	299.4	296.9	296.3	289.2
Closed Block	323.4	326.3	328.8	340.3	342.2	342.9	342.5	342.9	347.1
	1,890.7	1,897.3	1,905.8	1,930.9	1,937.2	1,929.4	1,927.6	1,921.9	1,888.5
Net Investment Income
Unum US	229.7	233.1	231.1	235.7	240.5	236.3	236.9	238.6	238.8
Unum UK	42.0	30.3	45.4	30.8	50.3	34.8	49.2	36.5	50.6
Colonial Life	35.1	36.3	34.3	39.7	35.1	33.9	34.0	35.6	32.8
Closed Block	327.7	315.4	316.1	313.1	317.1	307.3	304.5	301.6	300.8
Corporate	(5.1)	0.4	(0.8)	1.8	—	6.9	8.9	7.2	11.6
	629.4	615.5	626.1	621.1	643.0	619.2	633.5	619.5	634.6
Other Income
Unum US	29.3	30.2	32.1	36.7	31.5	31.3	30.7	31.1	30.7
Unum UK	—	0.1	(0.1)	0.1	—	—	—	0.1	0.2
Colonial Life	0.1	—	0.1	—	0.1	—	0.1	0.1	0.1
Closed Block	22.4	23.6	23.8	24.1	21.2	26.4	26.6	25.9	25.5
Corporate	5.0	0.3	0.8	1.6	0.6	0.4	1.5	0.3	17.8
	56.8	54.2	56.7	62.5	53.4	58.1	58.9	57.5	74.3
Total Operating Revenue
Unum US	1,380.3	1,387.9	1,394.7	1,412.1	1,389.6	1,379.5	1,382.6	1,381.7	1,352.5
Unum UK	179.9	167.7	182.9	174.7	225.8	210.0	222.4	207.3	220.0
Colonial Life	343.3	345.4	342.3	346.8	337.1	333.3	331.0	332.0	322.1
Closed Block	673.5	665.3	668.7	677.5	680.5	676.6	673.6	670.4	673.4
Corporate	(0.1)	0.7	—	3.4	0.6	7.3	10.4	7.5	29.4
	$2,576.9	$2,567.0	$2,588.6	$2,614.5	$2,633.6	$2,606.7	$2,620.0	$2,598.9	$2,597.4

Unum Group Quarterly Historical Financial Results by Segment

	12/31/13	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11
Benefits and Expenses
Unum US	$1,153.6	$1,168.1	$1,180.7	$1,204.0	$1,177.4	$1,163.2	$1,169.9	$1,175.8	$1,145.1
Unum UK	144.0	136.4	149.4	143.4	190.8	182.5	192.4	168.5	168.1
Colonial Life	294.0	276.4	271.2	271.4	268.8	264.6	263.4	262.3	257.1
Closed Block	646.7	639.6	639.1	650.2	651.7	651.0	647.9	655.0	1,595.7
Corporate	39.7	33.6	37.1	37.1	35.2	34.7	36.3	28.1	48.2
	2,278.0	2,254.1	2,277.5	2,306.1	2,323.9	2,296.0	2,309.9	2,289.7	3,214.2
Income (Loss) Before Income Tax, Net Realized Investment Gain (Loss), and Non-operating Retirement-related Loss
Unum US	226.7	219.8	214.0	208.1	212.2	216.3	212.7	205.9	207.4
Unum UK	35.9	31.3	33.5	31.3	35.0	27.5	30.0	38.8	51.9
Colonial Life	49.3	69.0	71.1	75.4	68.3	68.7	67.6	69.7	65.0
Closed Block	26.8	25.7	29.6	27.3	28.8	25.6	25.7	15.4	(922.3)
Corporate	(39.8)	(32.9)	(37.1)	(33.7)	(34.6)	(27.4)	(25.9)	(20.6)	(18.8)
	298.9	312.9	311.1	308.4	309.7	310.7	310.1	309.2	(616.8)
Income Tax Expense (Benefit)	82.0	88.3	92.6	92.8	84.7	86.7	84.8	96.0	(248.1)

Income (Loss) Before Net Realized Investment Gain (Loss) and Non-operating Retirement-related Loss	216.9	224.6	218.5	215.6	225.0	224.0	225.3	213.2	(368.7)

Net Realized Investment Gain (Loss), Net of Tax	5.8	(17.2)	8.6	6.7	16.4	13.8	(1.4)	8.3	4.8

Non-operating Retirement-related Loss, Net of Tax	(1.5)	(1.7)	(8.5)	(9.7)	(7.5)	(7.6)	(7.5)	(7.6)	(5.1)

Net Income (Loss)	$221.2	$205.7	$218.6	$212.6	$233.9	$230.2	$216.4	$213.9	$(369.0)

Net Income (Loss) Per Common Share - Assuming Dilution	$0.84	$0.78	$0.82	$0.79	$0.85	$0.83	$0.76	$0.73	$(1.26)

8. 1

Unum Group Financial Results for Unum US Segment

	Three Months Ended		Year Ended
	12/31/2013	12/31/2012	12/31/2013	12/31/2012	12/31/2011
Operating Revenue
Premium Income	$1,121.3	$1,117.6	$4,517.1	$4,456.5	$4,296.0
Net Investment Income	229.7	240.5	929.6	952.3	951.4
Other Income	29.3	31.5	128.3	124.6	121.6
Total	1,380.3	1,389.6	5,575.0	5,533.4	5,369.0

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	789.8	816.3	3,222.4	3,238.6	3,113.5
Commissions	122.3	124.1	505.2	507.5	474.0
Interest and Debt Expense	—	0.3	0.1	1.1	1.0
Deferral of Acquisition Costs	(62.5)	(66.4)	(252.0)	(249.2)	(220.3)
Amortization of Deferred Acquisition Costs	48.8	47.4	230.0	196.5	188.1
Other Expenses	255.2	255.7	1,000.7	991.8	995.8
Total	1,153.6	1,177.4	4,706.4	4,686.3	4,552.1

Income Before Income Tax and Net Realized Investment Gains and Losses	226.7	212.2	868.6	847.1	816.9
Unclaimed Death Benefits (UDB) Reserve Increase	75.4	—	75.4	—	—
Group Life Waiver of Premium Benefit (Waiver) Reserve Reduction	(85.0)	—	(85.0)	—	—
Operating Income	$217.1	$212.2	$859.0	$847.1	$816.9

Operating Ratios (% of Premium Income):
Benefit Ratio	70.4%	73.0%	71.3%	72.7%	72.5%
Benefit Ratio Excluding the UDB and Waiver Reserve Adjustments	71.3%		71.6%
Other Expense Ratio	22.8%	22.9%	22.2%	22.3%	23.2%
Income Ratio	20.2%	19.0%	19.2%	19.0%	19.0%
Operating Income Ratio	19.4%	19.0%	19.0%	19.0%	19.0%

Unum Group Financial Results for Unum US Group Disability

	Three Months Ended		Year Ended
	12/31/2013	12/31/2012	12/31/2013	12/31/2012	12/31/2011
Operating Revenue
Premium Income
Group Long-term Disability	$381.4	$393.1	$1,553.9	$1,578.8	$1,580.2
Group Short-term Disability	130.0	120.7	519.6	476.7	455.2
Total Premium Income	511.4	513.8	2,073.5	2,055.5	2,035.4
Net Investment Income	133.9	144.6	550.1	576.9	605.0
Other Income	22.0	23.7	95.6	93.7	89.4
Total	667.3	682.1	2,719.2	2,726.1	2,729.8

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	425.6	434.0	1,732.9	1,741.6	1,722.1
Commissions	39.4	39.2	164.0	159.3	159.5
Interest and Debt Expense	—	0.3	0.1	1.1	1.0
Deferral of Acquisition Costs	(7.4)	(8.8)	(29.6)	(26.3)	(21.9)
Amortization of Deferred Acquisition Costs	5.3	5.0	21.1	18.3	19.8
Other Expenses	135.5	138.9	532.3	539.0	547.0
Total	598.4	608.6	2,420.8	2,433.0	2,427.5

Operating Income	$68.9	$73.5	$298.4	$293.1	$302.3

Operating Ratios (% of Premium Income):
Benefit Ratio	83.2%	84.5%	83.6%	84.7%	84.6%
Other Expense Ratio	26.5%	27.0%	25.7%	26.2%	26.9%
Operating Income Ratio	13.5%	14.3%	14.4%	14.3%	14.9%

Persistency:
Group Long-term Disability			87.2%	90.7%	90.2%
Group Short-term Disability			88.0%	88.0%	89.9%

9. 1

Unum Group Financial Results for Unum US Group Life and Accidental Death & Dismemberment

	Three Months Ended		Year Ended
	12/31/2013	12/31/2012	12/31/2013	12/31/2012	12/31/2011
Operating Revenue
Premium Income
Group Life	$302.9	$297.0	$1,213.9	$1,182.1	$1,106.7
Accidental Death & Dismemberment	30.0	29.1	121.6	115.3	109.2
Total Premium Income	332.9	326.1	1,335.5	1,297.4	1,215.9
Net Investment Income	35.3	37.9	142.6	146.9	135.5
Other Income	0.3	0.4	1.8	1.9	2.2
Total	368.5	364.4	1,479.9	1,446.2	1,353.6

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	197.0	236.5	909.9	936.4	854.6
Commissions	25.9	26.4	108.9	104.6	95.5
Deferral of Acquisition Costs	(6.0)	(7.4)	(24.7)	(22.4)	(18.5)
Amortization of Deferred Acquisition Costs	3.9	3.6	15.6	13.6	14.2
Other Expenses	49.4	50.2	198.2	193.1	199.3
Total	270.2	309.3	1,207.9	1,225.3	1,145.1

Income Before Income Tax and Net Realized Investment Gains and Losses	98.3	55.1	272.0	220.9	208.5
Unclaimed Death Benefits (UDB) Reserve Increase	49.1	—	49.1	—	—
Group Life Waiver of Premium Benefit (Waiver) Reserve Reduction	(85.0)	—	(85.0)	—	—
Operating Income	$62.4	$55.1	$236.1	$220.9	$208.5

Operating Ratios (% of Premium Income):
Benefit Ratio	59.2%	72.5%	68.1%	72.2%	70.3%
Benefit Ratio Excluding the UDB and Waiver Reserve Adjustments	70.0%		70.8%
Other Expense Ratio	14.8%	15.4%	14.8%	14.9%	16.4%
Income Ratio	29.5%	16.9%	20.4%	17.0%	17.1%
Operating Income Ratio	18.7%	16.9%	17.7%	17.0%	17.1%

Persistency:
Group Life			88.1%	90.6%	88.0%
Accidental Death & Dismemberment			88.8%	90.0%	88.2%

9. 2

Unum Group Financial Results for Unum US Supplemental and Voluntary

	Three Months Ended		Year Ended
	12/31/2013	12/31/2012	12/31/2013	12/31/2012	12/31/2011
Operating Revenue
Premium Income
Individual Disability - Recently Issued	$116.0	$120.6	$465.3	$477.6	$464.7
Voluntary Benefits	161.0	157.1	642.8	626.0	580.0
Total Premium Income	277.0	277.7	1,108.1	1,103.6	1,044.7
Net Investment Income	60.5	58.0	236.9	228.5	210.9
Other Income	7.0	7.4	30.9	29.0	30.0
Total	344.5	343.1	1,375.9	1,361.1	1,285.6

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	167.2	145.8	579.6	560.6	536.8
Commissions	57.0	58.5	232.3	243.6	219.0
Deferral of Acquisition Costs	(49.1)	(50.2)	(197.7)	(200.5)	(179.9)
Amortization of Deferred Acquisition Costs	39.6	38.8	193.3	164.6	154.1
Other Expenses	70.3	66.6	270.2	259.7	249.5
Total	285.0	259.5	1,077.7	1,028.0	979.5

Income Before Income Tax and Net Realized Investment Gains and Losses	59.5	83.6	298.2	333.1	306.1
Unclaimed Death Benefits (UDB) Reserve Increase	26.3	—	26.3	—	—
Operating Income	$85.8	$83.6	$324.5	$333.1	$306.1

Interest Adjusted Loss Ratio:
Individual Disability - Recently Issued	30.7%	32.0%	29.6%	31.2%	30.8%

Operating Ratios (% of Premium Income):
Benefit Ratios:
Individual Disability - Recently Issued	52.4%	53.2%	51.3%	52.4%	52.2%
Voluntary Benefits	66.1%	52.0%	53.0%	49.5%	50.7%
Benefit Ratio Excluding the UDB Reserve Increase
Voluntary Benefits	49.8%		48.9%
Other Expense Ratio	25.4%	24.0%	24.4%	23.5%	23.9%
Income Ratio	21.5%	30.1%	26.9%	30.2%	29.3%
Operating Income Ratio	31.0%	30.1%	29.3%	30.2%	29.3%

Persistency:
Individual Disability - Recently Issued			90.5%	91.4%	89.3%
Voluntary Benefits			77.0%	78.9%	80.5%

9. 3

Unum Group Financial Results for Unum UK Segment

	Three Months Ended		Year Ended
	12/31/2013	12/31/2012	12/31/2013	12/31/2012	12/31/2011
Operating Revenue
Premium Income
Group Long-term Disability	$99.2	$103.2	$389.9	$409.7	$419.6
Group Life	23.3	56.7	106.4	221.3	203.6
Supplemental	15.4	15.6	60.3	63.6	64.4
Total Premium Income	137.9	175.5	556.6	694.6	687.6
Net Investment Income	42.0	50.3	148.5	170.8	189.9
Other Income	—	—	0.1	0.1	0.3
Total	179.9	225.8	705.2	865.5	877.8

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	100.6	133.7	413.3	541.4	493.8
Commissions	9.6	10.9	38.0	42.6	45.7
Deferral of Acquisition Costs	(2.7)	(1.9)	(9.8)	(11.8)	(15.4)
Amortization of Deferred Acquisition Costs	3.5	3.9	14.7	15.7	15.3
Other Expenses	33.0	44.2	117.0	146.3	147.7
Total	144.0	190.8	573.2	734.2	687.1

Operating Income	$35.9	$35.0	$132.0	$131.3	$190.7

Operating Ratios (% of Premium Income):
Benefit Ratio	73.0%	76.2%	74.3%	77.9%	71.8%
Other Expense Ratio	23.9%	25.2%	21.0%	21.1%	21.5%
Operating Income Ratio	26.0%	19.9%	23.7%	18.9%	27.7%

Persistency:
Group Long-term Disability			82.2%	84.0%	86.6%
Group Life			66.7%	82.5%	89.3%
Supplemental			78.8%	84.6%	87.3%

Unum Group Financial Results for Unum UK Segment - Continued

(in millions of pounds, except exchange rate)	Three Months Ended		Year Ended
	12/31/2013	12/31/2012	12/31/2013	12/31/2012	12/31/2011
Operating Revenue
Premium Income
Group Long-term Disability	£61.2	£64.3	£249.2	£258.4	£261.6
Group Life	14.4	35.3	68.2	139.6	127.0
Supplemental	9.5	9.7	38.5	40.1	40.1
Total Premium Income	85.1	109.3	355.9	438.1	428.7
Net Investment Income	26.0	31.3	94.9	107.7	118.4
Other Income	—	—	0.1	—	0.1
Total	111.1	140.6	450.9	545.8	547.2

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	62.2	83.3	264.5	341.4	307.7
Commissions	6.0	6.8	24.3	26.9	28.5
Deferral of Acquisition Costs	(1.6)	(1.2)	(6.2)	(7.5)	(9.5)
Amortization of Deferred Acquisition Costs	2.0	2.4	9.3	9.9	9.4
Other Expenses	20.3	27.5	74.7	92.2	92.1
Total	88.9	118.8	366.6	462.9	428.2

Operating Income	£22.2	£21.8	£84.3	£82.9	£119.0

Weighted Average Pound/Dollar Exchange Rate	1.617	1.606	1.566	1.584	1.603

10. 1

Unum Group Financial Results for Colonial Life Segment

	Three Months Ended		Year Ended
	12/31/2013	12/31/2012	12/31/2013	12/31/2012	12/31/2011
Operating Revenue
Premium Income
Accident, Sickness, and Disability	$184.2	$182.7	$738.7	$724.5	$695.3
Life	55.4	53.4	221.1	209.7	190.7
Cancer and Critical Illness	68.5	65.8	272.4	260.3	249.3
Total Premium Income	308.1	301.9	1,232.2	1,194.5	1,135.3
Net Investment Income	35.1	35.1	145.4	138.6	132.4
Other Income	0.1	0.1	0.2	0.3	0.5
Total	343.3	337.1	1,377.8	1,333.4	1,268.2

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	181.4	158.6	667.0	627.3	589.4
Commissions	64.1	63.3	252.5	254.5	245.9
Deferral of Acquisition Costs	(52.3)	(51.4)	(205.0)	(206.3)	(203.1)
Amortization of Deferred Acquisition Costs	42.9	41.8	174.2	166.5	151.2
Other Expenses	57.9	56.5	224.3	217.1	214.7
Total	294.0	268.8	1,113.0	1,059.1	998.1

Income Before Income Tax and Net Realized Investment Gains and Losses	49.3	68.3	264.8	274.3	270.1
Unclaimed Death Benefits (UDB) Reserve Increase	20.1	—	20.1	—	—
Operating Income	$69.4	$68.3	$284.9	$274.3	$270.1

Operating Ratios (% of Premium Income):
Benefit Ratio	58.9%	52.5%	54.1%	52.5%	51.9%
Benefit Ratio Excluding the UDB Reserve Increase	52.4%		52.5%
Other Expense Ratio	18.8%	18.7%	18.2%	18.2%	18.9%
Income Ratio	16.0%	22.6%	21.5%	23.0%	23.8%
Operating Income Ratio	22.5%	22.6%	23.1%	23.0%	23.8%

Persistency:
Accident, Sickness, and Disability			75.2%	75.7%	73.8%
Life			85.2%	85.7%	85.0%
Cancer and Critical Illness			83.1%	84.5%	84.0%

Unum Group Financial Results for Closed Block Segment

	Three Months Ended		Year Ended
	12/31/2013	12/31/2012	12/31/2013	12/31/2012	12/31/2011
Operating Revenue
Premium Income
Individual Disability	$165.8	$181.5	$687.5	$736.4	$787.0
Long-term Care	157.0	160.4	630.6	631.9	608.1
All Other	0.6	0.3	0.7	2.2	0.2
Total Premium Income	323.4	342.2	1,318.8	1,370.5	1,395.3
Net Investment Income	327.7	317.1	1,272.3	1,230.5	1,189.7
Other Income	22.4	21.2	93.9	100.1	106.1
Total	673.5	680.5	2,685.0	2,701.1	2,691.1

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	572.0	580.6	2,293.0	2,314.9	3,012.8
Commissions	31.9	28.1	113.8	112.6	113.6
Interest and Debt Expense	2.0	2.5	8.4	10.4	10.5
Deferral of Acquisition Costs	—	—	—	—	(3.7)
Amortization of Deferred Acquisition Costs	—	—	—	—	11.1
Impairment of Long-term Care Deferred Acquisition Costs	—	—	—	—	196.0
Other Expenses	40.8	40.5	160.4	167.7	180.0
Total	646.7	651.7	2,575.6	2,605.6	3,520.3

Income (Loss) Before Income Tax and Net Realized Investment Gains and Losses	26.8	28.8	109.4	95.5	(829.2)
Individual Disability Reserve Charge	—	—	—	—	183.5
Long-term Care Reserve Charge	—	—	—	—	573.6
Impairment of Long-term Care Deferred Acquisition Costs	—	—	—	—	196.0
Operating Income	$26.8	$28.8	$109.4	$95.5	$123.9

Interest Adjusted Loss Ratios:
Individual Disability	85.7%	83.7%	82.6%	83.0%	108.0%
Long-term Care	89.3%	89.9%	89.6%	90.1%	179.3%
Interest Adjusted Loss Ratios Excluding the Reserve Charges:
Individual Disability					84.7%
Long-term Care					84.9%

Operating Ratios (% of Premium Income):
Other Expense Ratio	12.6%	11.8%	12.2%	12.2%	12.9%
Income (Loss) Ratio	8.3%	8.4%	8.3%	7.0%	(59.4)%
Operating Income Ratio	8.3%	8.4%	8.3%	7.0%	8.9%

Persistency:
Individual Disability			91.8%	92.5%	92.9%
Long-term Care			95.5%	95.8%	96.0%

Unum Group Financial Results for Corporate Segment

	Three Months Ended		Year Ended
	12/31/2013	12/31/2012	12/31/2013	12/31/2012	12/31/2011
Operating Revenue
Net Investment Income	$(5.1)	$—	$(3.7)	$23.0	$56.2
Other Income	5.0	0.6	7.7	2.8	20.6
Total	(0.1)	0.6	4.0	25.8	76.8

Interest and Other Expenses	39.7	35.2	147.5	134.3	155.2

Operating Loss	$(39.8)	$(34.6)	$(143.5)	$(108.5)	$(78.4)

Unum Group Reserves

	December 31, 2013
	Gross						Total
	Policy		Claim Reserves				Reinsurance	Total
	Reserves	%	Incurred	IBNR	%	Total	Ceded	Net
Group Disability	$—	—%	$6,810.3	$569.1	30.1%	$7,379.4	$66.6	$7,312.8
Group Life and Accidental Death & Dismemberment	72.3	0.5	713.2	201.1	3.7	986.6	2.5	984.1
Individual Disability - Recently Issued	558.3	3.5	1,155.7	124.4	5.2	1,838.4	104.3	1,734.1
Voluntary Benefits	1,298.4	8.1	48.9	73.2	0.5	1,420.5	29.2	1,391.3
Unum US Segment	1,929.0	12.1	8,728.1	967.8	39.5	11,624.9	202.6	11,422.3

Unum UK Segment	24.9	0.1	2,286.0	171.7	10.0	2,482.6	130.1	2,352.5

Colonial Life Segment	1,577.6	9.9	274.1	134.1	1.7	1,985.8	13.9	1,971.9

Individual Disability	859.3	5.4	10,346.8	281.9	43.3	11,488.0	1,545.0	9,943.0
Long-term Care	5,791.4	36.3	865.7	94.8	3.9	6,751.9	42.6	6,709.3
Other	5,783.8	36.2	234.4	150.2	1.6	6,168.4	4,915.2	1,253.2
Closed Block Segment	12,434.5	77.9	11,446.9	526.9	48.8	24,408.3	6,502.8	17,905.5

Subtotal, Excluding Unrealized Adjustment	$15,966.0	100.0%	$22,735.1	$1,800.5	100.0%	40,501.6	6,849.4	33,652.2

Unrealized Adjustment to Reserves for Unrealized Gain on Securities						4,108.5	263.8	3,844.7

Consolidated						$44,610.1	$7,113.2	$37,496.9

The decline in the unrealized adjustment to reserves for unrealized gain on securities, relative to year-end 2012, was due primarily to an increase in U.S. Treasury rates, partially offset by a decrease in credit spreads. This unrealized adjustment is consistent with a similar adjustment to our invested assets.

Unum Group Reserves

	December 31, 2012
	Gross						Total
	Policy		Claim Reserves				Reinsurance	Total
	Reserves	%	Incurred	IBNR	%	Total	Ceded	Net
Group Disability	$—	—%	$7,000.8	$596.0	30.9%	$7,596.8	$61.3	$7,535.5
Group Life and Accidental Death & Dismemberment	73.8	0.5	790.1	168.1	3.9	1,032.0	1.0	1,031.0
Individual Disability - Recently Issued	557.8	3.6	1,093.2	126.0	5.0	1,777.0	91.2	1,685.8
Voluntary Benefits	1,224.3	8.0	42.4	49.4	0.4	1,316.1	28.6	1,287.5
Unum US Segment	1,855.9	12.1	8,926.5	939.5	40.2	11,721.9	182.1	11,539.8

Unum UK Segment	25.6	0.2	2,251.7	142.2	9.7	2,419.5	108.3	2,311.2

Colonial Life Segment	1,490.3	9.7	251.4	99.4	1.4	1,841.1	9.4	1,831.7

Individual Disability	985.7	6.4	10,406.2	297.3	43.6	11,689.2	1,492.7	10,196.5
Long-term Care	5,272.5	34.4	747.0	81.3	3.4	6,100.8	47.0	6,053.8
Other	5,704.5	37.2	258.8	165.7	1.7	6,129.0	4,829.9	1,299.1
Closed Block Segment	11,962.7	78.0	11,412.0	544.3	48.7	23,919.0	6,369.6	17,549.4

Subtotal, Excluding Unrealized Adjustment	$15,334.5	100.0%	$22,841.6	$1,725.4	100.0%	39,901.5	6,669.4	33,232.1

Unrealized Adjustment to Reserves for Unrealized Gain on Securities						6,277.5	351.5	5,926.0

Consolidated						$46,179.0	$7,020.9	$39,158.1

14. 1

Unum Group Investments

	12/31/2013			12/31/2013	12/31/2012
Fixed Maturity Securities (Fair Value)			Selected Statistics
Public	$27,643.0	65.3%	Duration Weighted Book Yield	6.28%	6.47%
Asset-Backed Securities (1)	74.7	0.2	Average Duration (in years)	7.42	7.87
Residential Mortgage-Backed Securities (2)	1,839.8	4.3
Commercial Mortgage-Backed Securities	124.8	0.3
Private Placements	5,127.6	12.1
High Yield	3,144.3	7.4
Government Securities	2,569.3	6.1
Municipal Securities (3)	1,783.2	4.2
Redeemable Preferred Stocks	37.7	0.1
Total	$42,344.4	100.0%

	Amortized Cost	Fair Value
Quality Ratings of Fixed Maturity Securities			Schedule BA and Non-Current
Aaa	8.1%	8.1%	Total Non-Current Investments	$39.9	$63.3
Aa	9.5	9.6	Total Schedule BA Assets	$475.2	$455.1
A	30.2	31.0
Baa	44.1	43.7
Below Baa	8.1	7.6
Total	100.0%	100.0%

(1) Includes $0.5 million of high yield asset-backed securities.
(2) Includes $38.8 million of high yield mortgage-backed securities.
(3) Includes $15.7 million of high yield taxable municipal securities.

Unum Group Investments at December 31, 2013

Fixed Maturity Securities - By Industry Classification - Unrealized Gain (Loss)
Classification	Fair Value	Net Unrealized Gain	Fair Value of Fixed Maturity Securities with Gross Unrealized Loss	Gross Unrealized Loss	Fair Value of Fixed Maturity Securities with Gross Unrealized Gain	Gross Unrealized Gain
Basic Industry	$2,446.5	$153.9	$543.4	$38.1	$1,903.1	$192.0
Capital Goods	3,677.9	333.7	517.0	18.2	3,160.9	351.9
Communications	2,829.7	318.9	323.1	21.4	2,506.6	340.3
Consumer Cyclical	1,190.8	110.6	153.3	8.0	1,037.5	118.6
Consumer Non-Cyclical	5,617.7	539.7	836.1	52.5	4,781.6	592.2
Energy (Oil & Gas)	3,706.9	452.0	371.3	21.5	3,335.6	473.5
Financial Institutions	3,435.0	269.8	267.9	8.6	3,167.1	278.4
Mortgage/Asset-Backed	2,039.3	180.6	343.5	4.0	1,695.8	184.6
Sovereigns	1,373.2	146.8	87.2	2.8	1,286.0	149.6
Technology	1,138.1	73.2	389.1	21.4	749.0	94.6
Transportation	1,469.3	152.1	218.5	9.0	1,250.8	161.1
U.S. Government Agencies and Municipalities	2,979.3	244.7	496.0	45.6	2,483.3	290.3
Public Utilities	10,403.0	1,074.1	929.3	52.8	9,473.7	1,126.9
Redeemable Preferred Stocks	37.7	4.7	—	—	37.7	4.7
Total	$42,344.4	$4,054.8	$5,475.7	$303.9	$36,868.7	$4,358.7

Gross Unrealized Loss on Fixed Maturity Securities By Length of Time in Unrealized Loss Position
	Investment-Grade			Below-Investment-Grade
Category	Fair Value	Gross Unrealized Loss		Fair Value	Gross Unrealized Loss
Less than 91 days	$1,575.1	$20.0		$102.9	$2.6
91 through 180 days	269.6	11.5		59.6	2.5
181 through 270 days	2,438.8	183.3		598.7	29.9
271 days to 1 year	96.0	12.6		24.0	1.7
Greater than 1 year	199.0	20.4		112.0	19.4
Total	$4,578.5	$247.8		$897.2	$56.1

15. 1

Appendix to Statistical Supplement

2013 Significant Items

Year ended December 31, 2013 results included the following:

•
Claim reserve increases of $49.1 million for Unum US group life, $26.3 million for Unum US voluntary life, and $20.1 million for Colonial Life voluntary life, for a total reserve increase of $95.5 million with a corresponding decrease in net income of $62.1 million, less applicable income tax, related to unclaimed death benefits.

•	A reserve reduction of $85.0 million before tax and $55.2 million after tax related to Unum US group life waiver of premium benefits.

2011 Significant Items

Year ended December 31, 2011 results included the following:

•	A deferred acquisition costs impairment charge of $196.0 million before tax and $127.5 million after tax related to our long-term care closed block business.

•	A reserve charge of $573.6 million before tax and $372.8 million after tax related to our long-term care closed block business.

•	A reserve charge of $183.5 million before tax and $119.3 million after tax related to our individual disability closed block business.

•	An income tax benefit of $41.3 million due to a final settlement with the Internal Revenue Service with respect to our appeal of audit adjustments for the tax years 1996 to 2004.

•	An income tax charge of $18.6 million related to the repatriation of £150.0 million of dividends from our U.K. subsidiaries.

Non-GAAP Financial Measures

We analyze our Company's performance using non-GAAP financial measures which exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. We believe the following non-GAAP financial measures are better performance measures and better indicators of the revenue and profitability and underlying trends in our business:

•	Operating revenue, which excludes realized investment gains or losses;

•
Before-tax operating income or loss, which excludes realized investment gains or losses, non-operating retirement-related gains or losses, income tax, and certain other items, as applicable, and after-tax operating income or loss which includes income tax;

•	Operating return on equity, which is calculated using after-tax operating income or loss and excludes from equity the unrealized gain or loss on securities and net gain on cash flow hedges;

•
Leverage ratio, which excludes the unrealized gain or loss on securities and net gain on cash flow hedges, the non-recourse debt and associated capital of Tailwind Holdings, LLC and Northwind Holdings, LLC, and short-term debt arising from securities lending agreements; and

•	Book value per common share, which is calculated excluding AOCI.

Realized investment gains or losses, non-operating retirement-related gains or losses, unrealized gains or losses on securities and net gains on cash flow hedges depend on market conditions and do not necessarily relate to decisions regarding the underlying business of our Company. Leverage ratio and book value per common share excluding certain components of AOCI, certain of which tend to fluctuate depending on market conditions and general economic trends, are important measures. We also exclude certain other items from our discussion of financial ratios and metrics in order to enhance the understanding and comparability of our operational performance and the underlying fundamentals, but this exclusion is not an indication that similar items may not recur and does not replace the comparable GAAP measures in the determination of overall profitability. For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures, refer to the "Reconciliation of Non-GAAP Financial Measures" beginning on page 16.1.

Reconciliation of Non-GAAP Financial Measures

	Three Months Ended
	December 31	September 30	June 30	March 31	December 31	September 30	June 30	March 31	December 31
	2013				2012				2011
	(in millions)
Operating Revenue by Segment
Unum US	$1,380.3	$1,387.9	$1,394.7	$1,412.1	$1,389.6	$1,379.5	$1,382.6	$1,381.7	$1,352.5
Unum UK	179.9	167.7	182.9	174.7	225.8	210.0	222.4	207.3	220.0
Colonial Life	343.3	345.4	342.3	346.8	337.1	333.3	331.0	332.0	322.1
Closed Block	673.5	665.3	668.7	677.5	680.5	676.6	673.6	670.4	673.4
Corporate	(0.1)	0.7	—	3.4	0.6	7.3	10.4	7.5	29.4
Total Operating Revenue	2,576.9	2,567.0	2,588.6	2,614.5	2,633.6	2,606.7	2,620.0	2,598.9	2,597.4
Net Realized Investment Gain (Loss)	9.3	(26.1)	13.3	10.3	24.6	21.3	(2.1)	12.4	7.4
Total Revenue	$2,586.2	$2,540.9	$2,601.9	$2,624.8	$2,658.2	$2,628.0	$2,617.9	$2,611.3	$2,604.8

	Year Ended December 31
	2013	2012	2011
	(in millions)
Operating Revenue by Segment
Unum US	$5,575.0	$5,533.4	$5,369.0
Unum UK	705.2	865.5	877.8
Colonial Life	1,377.8	1,333.4	1,268.2
Closed Block	2,685.0	2,701.1	2,691.1
Corporate	4.0	25.8	76.8
Total Operating Revenue	10,347.0	10,459.2	10,282.9
Net Realized Investment Gain (Loss)	6.8	56.2	(4.9)
Total Revenue	$10,353.8	$10,515.4	$10,278.0

16. 1

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax	Average
	Operating	Allocated	Operating
	Income (Loss)	Equity(1)	Return
	(in millions)		On Equity
Year Ended December 31, 2013
Unum US	$563.1	$4,141.8	13.6%
Unum UK	104.5	744.3	14.0%
Colonial Life	185.2	1,122.6	16.5%
Core Operating Segments	852.8	6,008.7	14.2%
Closed Block	71.3	2,580.4
Corporate	(41.6)	(856.8)
Total	$882.5	$7,732.3	11.4%

Year Ended December 31, 2012
Unum US	$555.3	$4,024.1	13.8%
Unum UK	99.2	811.2	12.2%
Colonial Life	178.3	1,064.4	16.8%
Core Operating Segments	832.8	5,899.7	14.1%
Closed Block	62.3	2,234.2
Corporate	(7.6)	(892.1)
Total	$887.5	$7,241.8	12.3%

Year Ended December 31, 2011
Unum US	$537.0	$3,867.6	13.9%
Unum UK	152.5	750.6	20.3%
Colonial Life	175.5	991.3	17.7%
Core Operating Segments	865.0	5,609.5	15.4%
Closed Block	90.0	2,165.1
Corporate	(49.6)	(347.6)
Total	$905.4	$7,427.0	12.2%

(1)Excludes unrealized gain on securities and net gain on cash flow hedges and is calculated using the stockholders' equity balances presented on page 2.

16. 2

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax	Average	Annualized
	Operating	Allocated	Operating
	Income (Loss)	Equity(2)	Return
	(in millions)		On Equity
Three Months Ended December 31, 2013
Unum US	$142.3	$4,162.8	13.7%
Unum UK	29.7	615.4	19.3%
Colonial Life	45.1	1,137.3	15.9%
Core Operating Segments	217.1	5,915.5	14.7%
Closed Block	17.1	2,666.1
Corporate	(10.4)	(595.4)
Total	$223.8	$7,986.2	11.2%

Three Months Ended December 31, 2012
Unum US	$139.1	$4,110.1	13.5%
Unum UK	26.0	842.6	12.3%
Colonial Life	44.4	1,084.6	16.4%
Core Operating Segments	209.5	6,037.3	13.9%
Closed Block	18.5	2,349.7
Corporate	(3.0)	(1,027.9)
Total	$225.0	$7,359.1	12.2%

(2)Average allocated equity for the three months ended December 31, 2013 and 2012 is computed as follows:

Three Months' Ended Average Stockholders' Equity
(in millions)	12/31/2013	9/30/2013	12/31/2012	9/30/2012
Total Stockholders' Equity, As Reported	$8,659.1	$8,669.9	$8,612.6	$8,673.3
Net Unrealized Gain on Securities	135.7	427.4	873.5	892.2
Net Gain on Cash Flow Hedges	396.3	397.2	401.6	400.3
Total Stockholders' Equity, As Adjusted	$8,127.1	$7,845.3	$7,337.5	$7,380.8

Average Stockholders' Equity Excluding Net Unrealized Gain on Securities and Net Gain on Cash Flow Hedges	$7,986.2		$7,359.1

16. 3

Reconciliation of Non-GAAP Financial Measures - Continued

	December 31
	2013	2012	2011
	(in millions)
Debt, As Reported	$2,688.5	$3,211.2	$2,882.5
Excluding Securities Lending Agreements	76.5	455.8	312.3
Excluding Non-recourse Debt	440.0	562.5	632.5
Debt, As Adjusted	$2,172.0	$2,192.9	$1,937.7

Total Stockholders' Equity, As Reported	$8,659.1	$8,612.6	$8,169.7
Excluding Net Unrealized Gain on Securities and Net Gain on Cash Flow Hedges	532.0	1,275.1	1,023.5
Excluding Northwind and Tailwind Capital	846.4	870.6	839.7
	7,280.7	6,466.9	6,306.5
Debt, As Adjusted	2,172.0	2,192.9	1,937.7
Total Capital, As Adjusted	$9,452.7	$8,659.8	$8,244.2

Leverage Ratio	23.0%	25.3%	23.5%

16. 4

Reconciliation of Non-GAAP Financial Measures - Continued

	Three Months Ended December 31
	2013		2012
	(in millions)	per share *	(in millions)	per share *
After-tax Operating Income	$223.8	$0.85	$225.0	$0.82
Net Realized Investment Gain, Net of Tax	5.8	0.02	16.4	0.06
Non-operating Retirement-related Loss, Net of Tax	(1.5)	—	(7.5)	(0.03)
Unclaimed Death Benefits Reserve Increase, Net of Tax	(62.1)	(0.24)	—	—
Group Life Waiver of Premium Benefit Reserve Reduction, Net of Tax	55.2	0.21	—	—
Net Income	$221.2	$0.84	$233.9	$0.85

	Year Ended December 31
	2013		2012
	(in millions)	per share *	(in millions)	per share *
After-tax Operating Income	$882.5	$3.32	$887.5	$3.15
Net Realized Investment Gain, Net of Tax	3.9	0.02	37.1	0.13
Non-operating Retirement-related Loss, Net of Tax	(21.4)	(0.08)	(30.2)	(0.11)
Unclaimed Death Benefits Reserve Increase, Net of Tax	(62.1)	(0.24)	—	—
Group Life Waiver of Premium Benefit Reserve Reduction, Net of Tax	55.2	0.21	—	—
Net Income	$858.1	$3.23	$894.4	$3.17

* Assuming Dilution

Book Value Per Share at December 31, 2009
Total Stockholders' Equity, As Reported	$24.25
Net Unrealized Gain on Securities	1.16
Net Gain on Cash Flow Hedges	1.12
Subtotal	21.97
Foreign Currency Translation Adjustment	(0.23)
Subtotal	22.20
Unrecognized Pension and Postretirement Benefit Costs	(1.00)
Total Stockholders' Equity, Excluding AOCI	$23.20

16. 5